                                                                    EXHIBIT 99.1



DATE: October 18, 2002

FROM:                                         FOR:
Padilla Speer Beardsley Inc.                  Tower Automotive, Inc.
1101 West River Parkway                       5211 Cascade Road S.E., Suite 300
Minneapolis, Minnesota 55415                  Grand Rapids, Michigan 49546

John Mackay (612) 455-1700                    Anthony Barone (616) 802-1600
                                              David Tuit (616) 802-1591


FOR IMMEDIATE RELEASE

       TOWER AUTOMOTIVE ANNOUNCES OPERATING RESULTS FOR THE THIRD QUARTER
                    AND NINE MONTHS ENDED SEPTEMBER 30, 2002


         GRAND RAPIDS, Mich., October 18 -- Tower Automotive, Inc. (NYSE: TWR), today announced its operating results for the third quarter and nine months ended September 30, 2002.

         For the third quarter of 2002, revenues were $654 million, compared with $558 million in the 2001 period. Net income for the third quarter of 2002, was $10 million, or $0.15 per diluted share. This compares with a net loss of $1 million, or of $0.03 per diluted share, in the third quarter of 2001.

         For the nine months ended September 30, 2002, revenues were $2.1 billion, compared with $1.8 billion in the 2001 period. Net income for the nine months ended September 30, 2002, adjusted for the one-time items described below, was $46 million, or $.79 per diluted share. Including the after-tax effect of these one-time items, the reported net loss was $115 million for the nine months ended September 30, 2002, or a loss of $2.01 per diluted share. This compares with reported net income of $28 million, or earnings of $0.63 per diluted share, in the same period for 2001.

         In commenting on third quarter and nine month results, Dug Campbell, president and chief executive officer of Tower Automotive, said, "We are pleased to report record third quarter sales and a significant improvement in earnings per share compared to last year. Year to date, operations have generated $114 million in cash earnings over our capital requirements. Our operating performance and contribution margin for the quarter met our expectations, however our earnings per share were negatively impacted by higher than expected interest charges caused by lower than anticipated capitalization of interest costs. Further, the expected fourth quarter launch of the VW/Porsche SUV in Europe is the first significant launch from our $1.4 billion backlog."

         The company also announced that the resumption of its stock repurchase program has resulted in the purchase of approximately 6 million shares to date, at an average price of $6.63 per share.

Tower Automotive, Inc.
October  18, 2002
Page 2



         In conjunction with adopting the requirements of Statement of Financial Accounting Standards (SFAS) No. 142, "Goodwill and Other Intangible Assets" as of January 1, 2002, the company no longer records amortization expense of its goodwill. Net income during the third quarter of 2001 and nine months ended September 30, 2001 included an after-tax charge of $3.2 million and $9.6 million, respectively, related to goodwill amortization expense.

         One-time items, net of tax, totaling $161 million included in the adjusted net income for the nine month period ended September 30, 2002, include first quarter 2002 items of restructuring and asset impairment charges of $49 million, SFAS No. 142 transitional goodwill impairment charges of $113 million and a $3 million gain on the sale of a plant, in addition to second quarter 2002 non-cash charges related to the write-off of deferred financing costs and joint venture investment totaling $2 million.

         ACCESSING THE CONFERENCE CALL WEBCAST AND POWERPOINT PRESENTATION - A conference call of the third quarter results is scheduled today at 11 a.m. ET (10 a.m. CT). Individual investors may listen to the conference call and view a PowerPoint presentation over the Internet by logging onto www.companyboardroom.com and searching for Tower Automotive. Institutional Investors may access the Webcast and presentation by logging onto www.streetevents.com.

         Tower Automotive, Inc., is a global designer and producer of vehicle structural components and assemblies used by every major automotive original equipment manufacturer, including Ford, DaimlerChrysler, GM, Honda, Toyota, Nissan, Fiat, Hyundai/Kia, BMW, and Volkswagen Group. Products include body structures and assemblies, lower vehicle frames and structures, chassis modules and systems, and suspension components. The company is based in Grand Rapids, Mich. Additional company information is available at www.towerautomotive.com.

         This news release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from the anticipated results as a consequence of certain risks and uncertainties, including but not limited to general economic conditions in the markets in which Tower Automotive operates, and other risks detailed from time to time in the company's Securities and Exchange Commission filings.

Tower Automotive, Inc.
October  18, 2002
Page 3


                     TOWER AUTOMOTIVE, INC. AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
          (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS - UNAUDITED)


                                               Three Months Ended September 30,       Nine Months Ended September 30,
                                               --------------------------------       -------------------------------
                                                      2002              2001             2002               2001
                                                  ------------      -----------       -----------       -----------
Revenues                                          $   653,841       $   557,785       $ 2,072,820       $ 1,828,568
Cost of sales                                         587,218           502,366         1,844,272         1,608,617
                                                  -----------       -----------       -----------       -----------
  Gross profit                                         66,623            55,419           228,548           219,951
Selling, general and administrative
   expenses                                            35,347            33,002           105,621           103,321
Amortization expense                                    1,022             6,232             3,121            18,440
Restructuring and asset impairment charge                  --                --            75,407                --
                                                  -----------       -----------       -----------       -----------
  Operating income                                     30,254            16,185            44,399            98,190

Interest expense, net                                  16,593            19,082            50,011            58,925
Other expense                                              --                --             2,939                --
Gain on sale of plant                                      --                --            (3,839)               --
                                                  -----------       -----------       -----------       -----------
  Income (loss) before provision for
    income taxes, equity in earnings of
    joint ventures and minority interest               13,661            (2,897)           (4,712)           39,265

Provision (benefit) for income taxes                    4,797            (2,771)           (1,635)           13,701
                                                  -----------       -----------       -----------       -----------
  Income (loss) before equity in earnings of
    joint ventures and minority interest                8,864              (126)           (3,077)           25,564

Equity in earnings of joint ventures, net               4,061             3,120            12,723            12,291
Minority interest, net                                 (3,380)           (4,358)          (11,727)           (9,686)
                                                  -----------       -----------       -----------       -----------
  Income (loss) before cumulative effect of
    change in accounting principle                      9,545            (1,364)           (2,081)           28,169
Cumulative effect of change in accounting
    principle                                              --                --           112,786                --
                                                  -----------       -----------       -----------       -----------
Net income (loss)                                 $     9,545       $    (1,364)      $  (114,867)      $    28,169
                                                  ===========       ===========       ===========       ===========

Basic earnings (loss) per common share:
  Income (loss) before cumulative effect          $      0.15       $     (0.03)      $     (0.04)      $      0.63
  Cumulative effect of change in
    accounting principle                                   --                --             (1.97)               --
                                                  -----------       -----------       -----------       -----------
    Net income (loss)                             $      0.15       $     (0.03)      $     (2.01)      $      0.63
                                                  ===========       ===========       ===========       ===========

Basic shares outstanding                               65,525            45,784            57,206            44,770
                                                  ===========       ===========       ===========       ===========

Diluted earnings (loss) per common share:
  Income (loss) before cumulative effect          $      0.15       $     (0.03)      $     (0.04)      $      0.63
  Cumulative effect of change in
    accounting principle                                   --                --             (1.97)               --
                                                  -----------       -----------       -----------       -----------
    Net income (loss)                             $      0.15       $     (0.03)      $     (2.01)      $      0.63
                                                  ===========       ===========       ===========       ===========
Diluted shares outstanding                             65,612            45,784            57,206            45,044
                                                  ===========       ===========       ===========       ===========

                                     (more)

Tower Automotive, Inc.
October  18, 2002
Page 4


                    TOWER AUTOMOTIVE, INC. AND SUBSIDIARIES
                     CONDENSED CONSOLIDATED BALANCE SHEETS
                             (AMOUNTS IN THOUSANDS)

                                                                        September 30,          December 31,
                             Assets                                          2002                  2001
------------------------------------------------------------------     -----------------      ----------------
                                                                         (unaudited)
Current assets:
       Cash and cash equivalents                                       $          25,924       $        21,767
       Accounts receivable                                                       273,386               216,638
       Inventories                                                               116,960               112,536
       Prepaid tooling and other                                                 130,188                89,229
                                                                       -----------------      ----------------
             Total current assets                                                546,458               440,170
                                                                       -----------------      ----------------

Property, plant and equipment, net                                             1,000,494             1,120,259
Investments in joint ventures                                                    255,880               243,198
Deferred income taxes                                                             76,696                61,461
Goodwill and other assets, net                                                   581,713               668,348
                                                                       -----------------      ----------------
                                                                       $       2,461,241       $     2,533,436
                                                                       =================      ================

            Liabilities and Stockholders' Investment
------------------------------------------------------------------
Current liabilities:
       Current maturities of long-term debt and capital lease
          obligations                                                  $         114,275       $       172,083
       Accounts payable                                                          402,913               368,910
       Accrued liabilities                                                       230,812               278,962
                                                                       -----------------      ----------------
             Total current liabilities                                           748,000               819,955
                                                                       -----------------      ----------------

Long-term debt, net of current maturities                                        511,196               601,084
Obligations under capital leases, net of current maturities                       12,004                 4,620
Convertible subordinated notes                                                   199,984               199,984
Other noncurrent liabilities                                                     184,429               201,635
                                                                       -----------------      ----------------
          Total noncurrent liabilities                                           907,613             1,007,323
                                                                       -----------------      ----------------

Mandatorily redeemable trust convertible preferred securities                    258,750               258,750

Stockholders' investment:
       Preferred stock                                                               --                     --
       Common stock                                                                  629                   481
       Additional paid-in capital                                                680,887               456,627
       Retained earnings                                                         (74,435)               40,432
       Deferred compensation plans                                               (13,479)              (15,571)
       Accumulated other comprehensive loss                                      (25,606)              (34,561)
       Treasury stock, at cost                                                   (21,118)                  --
                                                                       -----------------      ----------------
             Total stockholders' investment                                      546,878               447,408
                                                                       -----------------      ----------------
                                                                       $       2,461,241       $     2,533,436
                                                                       =================      ================

                                     (more)

Tower Automotive, Inc.
October  18, 2002
Page 5



                    TOWER AUTOMOTIVE, INC. AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                       (AMOUNTS IN THOUSANDS - UNAUDITED)


                                                                            NINE MONTHS ENDED SEPTEMBER 30,
                                                                          -------------------------------------
                                                                                2002                 2001
                                                                          -----------------     ---------------

OPERATING ACTIVITIES:
      Net (loss) income                                                    $  (114,867)      $    28,169
      Adjustments required to reconcile net (loss) income to net cash provided by (used in) operating activities -
         Depreciation and amortization                                         102,208           120,980
         Deferred income tax (benefit) provision                               (12,661)            9,371
         Deferred compensation plans                                             1,631                --
         Gain on sale of plant                                                  (3,839)               --
         Equity in earnings of joint ventures, net                             (12,723)          (12,291)
         Restructuring and asset impairment charge                              75,407                --
         Cumulative effect of change in accounting principle                   112,786                --
         Change in working capital and other operating items                  (128,837)          267,990
                                                                           -----------       -----------

        Net cash provided by operating activities                               19,105           414,219
                                                                           -----------       -----------

INVESTING ACTIVITIES:
      Acquisitions, divestitures and investment in joint ventures              (35,888)           (1,812)
      Capital expenditures, net                                               (108,364)         (147,583)
      Proceeds from sale of fixed assets                                        50,313                --
                                                                           -----------       -----------

         Net cash used in investing activities                                 (93,939)         (149,395)
                                                                           -----------       -----------

FINANCING ACTIVITIES:
      Proceeds from borrowings                                               1,585,606         2,018,950
      Repayments of debt                                                    (1,713,995)       (2,310,067)
      Net proceeds from issuance of stock                                      224,751            38,880
      Payments for repurchase of common shares                                 (17,371)               --
                                                                           -----------       -----------

         Net cash provided by (used for) financing activities                   78,991          (252,237)
                                                                           -----------       -----------

NET CHANGE IN CASH AND CASH EQUIVALENTS                                          4,157            12,587

CASH AND CASH EQUIVALENTS:
      Beginning of period                                                       21,767             3,373
                                                                           -----------       -----------

      End of period                                                        $    25,924       $    15,960
                                                                           ===========       ===========



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